Exhibit 99.1

Domo Announces First Quarter Fiscal 2027 Financial Results and Provides Strategic Alternatives Process Update
Board Determines Strategic Transaction Represents Best Path to Maximize Shareholder Value; Advanced Negotiations Underway Regarding a Potential Transaction.

SILICON SLOPES, Utah - June 15, 2026 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal first quarter ended April 30, 2026 and provided an update regarding its ongoing strategic alternatives review process initiated by its Board of Directors earlier this year.

In February 2026, Domo’s Board of Directors initiated a formal process to explore strategic alternatives to maximize shareholder value. The process included the evaluation of a broad range of alternatives, and engagement with multiple parties with the support of independent financial and legal advisors. Following that review, the Board has concluded that pursuing a strategic transaction represents the best path to maximize value for shareholders.

Domo is in advanced negotiations regarding a potential transaction. While substantial progress has been made, no definitive agreement has been executed and there can be no assurance that any transaction will result from these discussions.

If negotiations continue to progress successfully, Domo anticipates that a potential transaction could be announced in the near term and completed thereafter, subject to the execution of definitive agreements and satisfaction of customary closing conditions, including receipt of required regulatory approvals and stockholder approval.

In connection with this process, the Company has also been addressing its capital structure and liquidity needs. The Company recently entered into a forbearance agreement with its lender following noncompliance with the minimum annualized recurring revenue covenant under its credit facility. The forbearance agreement provides the Company flexibility while it continues pursuing the strategic transaction process.

Additional details regarding the covenant noncompliance, forbearance agreement, liquidity position, and the Company’s going concern disclosure are included in the Company’s Form 10-Q filed today with the Securities and Exchange Commission.

“One thing that has become clear is that we are still in the early innings of a major shift from AI experimentation to AI embedded in everyday work,” said Josh James, founder and CEO of Domo. “I believe Domo’s combination of data, applications, and AI agents positions us to play an important role in that shift. The Board’s responsibility was to determine the best way to build on that opportunity and maximize value for stockholders. After considering the available alternatives, the Board concluded that pursuing a strategic transaction is the best path forward.”

Fiscal First Quarter Results
•Total revenue was $79.4 million
•Subscription revenue was $69.8 million
•Billings were $60.4 million
•Subscription Remaining Performance Obligations (RPO) was $412.9 million as of April 30, 2026, an increase of 1% year over year
•Current subscription RPO was $222.2 million as of April 30, 2026, a decrease of 2% year over year
•GAAP operating margin was negative 14%, an improvement of 4 percentage points year over year
•Non-GAAP operating margin was 6%, an improvement of 4 percentage points year over year
•GAAP net loss was $14.2 million, and GAAP net loss per share (basic and diluted) was $0.33, based on 43.4 million weighted-average shares (basic and diluted)
•Non-GAAP net loss was $0.9 million, and non-GAAP net loss per share (basic and diluted) was $0.02, based on 43.4 million weighted-average shares (basic and diluted)
•Cash and cash equivalents were $39.1 million as of April 30, 2026
“I’m proud of what the Domo team has built,” added James. “We’ve navigated multiple technology shifts and changing markets along the way. We’ve created a platform that helps customers put data, AI, and agents to work in meaningful ways. In the process, we’ve built a business approaching $300 million in recurring revenue that is generating positive cash flow and meaningful EBITDA. Most importantly, we’ve built lasting relationships with customers who continue to trust us with some of their most important data and business processes.”

The Company is not providing financial guidance at this time. No further updates regarding the strategic review process will be provided until the Company determines that additional disclosures are appropriate or required.

The Company’s stockholders do not need to take any action at this time. There can be no assurance that a definitive agreement relating to such potential transaction or any other transaction will be entered into by the Company, or that any transaction will be consummated. The Company assumes no obligation to comment on or disclose further developments regarding the Board’s consideration of such potential transaction, except as required by law.

Earnings Call Details
Domo plans to host a conference call today to review its financial results and provide an update on the strategic review process. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID#13760550 following the completion of the conference call until 11:59 p.m. (ET) July 15, 2026.

About Domo
Domo is an AI and Data Products platform that helps companies of all sizes leverage data and AI to drive value in today’s data-driven world. Built around our customers’ preferred data foundation, powered by our award-winning Domo.AI solution, and enriched with our partner ecosystem, the Domo platform enables users to prepare, visualize, automate, distribute, and build end-to-end data products that provide solutions across the entire data journey. From hydrating your data foundation, to building fully embedded applications that can be shared with your employees and customers, to deploying AI models across a variety of providers, Domo gives users the ability to build data products that generate measurable value for the business.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X, and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share (basic and diluted), billings, and adjusted free cash flow. In computing the measures other than billings and adjusted free cash flow, we exclude the effects of one or more of the following: stock-based compensation expense, amortization of certain intangible assets, loss on extinguishment of debt, executive officer severance, and remeasurement of warrant liability. Billings is defined as total revenue plus the change in deferred revenue in a period. In computing adjusted free cash flow, we use net cash provided by (used in) operating activities, less purchases of property and equipment, and exclude the effects of proceeds from shares issued in connection with the employee stock purchase plan and the net change in short-term payable financing.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We also add back the net change to short-term payable financing to adjusted free cash flow. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements of our Chief Executive Officer and other members of Company management, statements regarding competitive positions, our future performance and outlook and statements regarding a potential strategic transaction involving the Company. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 16, 2026 and subsequent filings with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Domo is a registered trademark of Domo, Inc.

Media Contact:
Cory Edwards
VP Corporate Communications
Domo
PR@domo.com

Investor Contact:
Cameron Janke
VP Finance
Domo
IR@domo.com

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2025	2026
Revenue:
Subscription	$71,389	$69,777
Professional services and other	8,722	9,626
Total revenue	80,111	79,403
Cost of revenue:
Subscription (1)	13,787	13,725
Professional services and other (1)	6,881	7,135
Total cost of revenue	20,668	20,860
Gross profit	59,443	58,543

Operating expenses:
Sales and marketing (1), (3)	39,661	37,583
Research and development (1)	19,961	18,648
General and administrative (1), (2)	14,167	13,277
Total operating expenses	73,789	69,508
Loss from operations	(14,346)	(10,965)

Other expense, net:
Remeasurement of warrant liability	1,158	2,083
Other expense, net (1)	(4,673)	(4,930)
Total other expense, net	(3,515)	(2,847)
Loss before income taxes	(17,861)	(13,812)
Provision for income taxes	191	358
Net loss	$(18,052)	$(14,170)

Net loss per share (basic and diluted)	$(0.45)	$(0.33)
Weighted-average number of shares used in computing net loss per share, basic and diluted	39,735	43,415

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$670	$816
Professional services and other	278	424
Sales and marketing	4,401	6,047
Research and development	4,902	3,146
General and administrative	4,986	4,331
Other expense, net	218	—
Total stock-based compensation expenses	$15,455	$14,764

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$142	$144

(3) Includes executive officer severance, as follows:
Sales and marketing	$—	$488

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	April 30,
	2026	2026
Assets
Current assets:
Cash and cash equivalents	$42,951	$39,057
Accounts receivable, net of allowances of $5,391 and $4,489 as of January 31, 2026 and April 30, 2026, respectively	85,456	50,466
Contract acquisition costs, net	18,013	17,818
Prepaid expenses and other current assets	7,138	9,795
Total current assets	153,558	117,136

Property and equipment, net	28,970	28,252
Right-of-use assets	10,990	9,421
Contract acquisition costs, noncurrent, net	28,387	27,039
Intangible assets, net	1,558	1,529
Goodwill	9,478	9,478
Other assets	2,592	3,718
Total assets	$235,533	$196,573

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$18,765	$18,047
Warrant liability	9,249	7,166
Accrued expenses and other current liabilities	60,852	44,118
Lease liabilities	7,472	7,666
Current debt	—	137,105
Deferred revenue	174,885	158,548
Total current liabilities	271,223	372,650

Lease liabilities, noncurrent	5,676	3,593
Deferred revenue, noncurrent	6,024	3,388
Other liabilities, noncurrent	12,180	3,237
Long-term debt	126,494	—
Total liabilities	421,597	382,868

Commitments and contingencies

Stockholders' deficit:
Common stock	42	45
Additional paid-in capital	1,359,652	1,373,856
Accumulated other comprehensive income	1,122	854
Accumulated deficit	(1,546,880)	(1,561,050)
Total stockholders' deficit	(186,064)	(186,295)
Total liabilities and stockholders' deficit	$235,533	$196,573

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 30,
	2025	2026
Cash flows from operating activities
Net loss	$(18,052)	$(14,170)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,291	2,625
Non-cash lease expense	1,102	1,454
Amortization of contract acquisition costs	4,478	4,956
Stock-based compensation expense	15,455	14,764
Remeasurement of warrant liability	(1,158)	(2,083)
Other, net	2,181	2,210
Changes in operating assets and liabilities:
Accounts receivable, net	27,626	34,990
Contract acquisition costs	(4,736)	(3,631)
Prepaid expenses and other assets	(857)	(3,834)
Accounts payable	3,354	3,066
Operating lease liabilities	(1,362)	(1,773)
Accrued expenses and other liabilities	(10,163)	(14,431)
Deferred revenue	(16,208)	(18,973)
Net cash provided by operating activities	3,951	5,170

Cash flows from investing activities
Purchases of property and equipment	(2,927)	(1,840)
Proceeds from sale of intangible assets	—	100
Purchases of intangible assets	—	(115)
Net cash used in investing activities	(2,927)	(1,855)

Cash flows from financing activities
Payments of deferred offering costs for registration statement	(164)	—
Proceeds from shares issued in connection with employee stock purchase plan	680	290
Shares repurchased for tax withholdings on vesting of restricted stock	(486)	(3,437)
Debt issuance costs, net	(206)	—
Proceeds from short-term payable financing	3,303	—
Payments on short-term payable financing	(3,722)	(3,804)
Net cash used in financing activities	(595)	(6,951)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	1,487	(258)
Net increase (decrease) in cash, cash equivalents, and restricted cash	1,916	(3,894)
Cash, cash equivalents, and restricted cash at beginning of period	45,264	42,951
Cash, cash equivalents, and restricted cash at end of period	$47,180	$39,057

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2025	2026
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$71,389	$69,777
Cost of revenue:
Subscription	13,787	13,725
Subscription gross profit on a GAAP basis	57,602	56,052
Subscription gross margin on a GAAP basis	81%	80%

Stock-based compensation	670	816
Subscription gross profit on a non-GAAP basis	$58,272	$56,868
Subscription gross margin on a non-GAAP basis	82%	81%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$73,789	$69,508
Stock-based compensation	(14,289)	(13,524)
Amortization of certain intangible assets	(142)	(144)
Executive officer severance	—	(488)
Total operating expenses on a non-GAAP basis	$59,358	$55,352

Reconciliation of Operating Loss on a GAAP Basis to Operating Income on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(14,346)	$(10,965)
Stock-based compensation	15,237	14,764
Amortization of certain intangible assets	142	144
Executive officer severance	—	488
Operating income on a non-GAAP basis	$1,033	$4,431

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(18)%	(14)%
Stock-based compensation	19	19
Executive officer severance	—	1
Operating margin on a non-GAAP basis	1%	6%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(18,052)	$(14,170)
Stock-based compensation	15,455	14,764
Amortization of certain intangible assets	142	144
Executive officer severance	—	488
Remeasurement of warrant liability	(1,158)	(2,083)
Net loss on a non-GAAP basis	$(3,613)	$(857)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2025	2026
Reconciliation of Net Loss per Share on a GAAP Basis (Basic and Diluted) to Net Loss per Share on a Non-GAAP Basis (Basic and Diluted):
Net loss per share on a GAAP basis (basic and diluted)	$(0.45)	$(0.33)
Stock-based compensation	0.39	0.35
Executive officer severance	—	0.01
Remeasurement of warrant liability	(0.03)	(0.05)
Net loss per share on a non-GAAP basis (basic and diluted)	$(0.09)	$(0.02)

Weighted-average shares used (basic and diluted)	39,735	43,415

Billings:
Total revenue	$80,111	$79,403
Add:
Deferred revenue (end of period)	162,935	158,548
Deferred revenue, noncurrent (end of period)	1,961	3,388
Less:
Deferred revenue (beginning of period)	(178,276)	(174,885)
Deferred revenue, noncurrent (beginning of period)	(2,828)	(6,024)
Decrease in deferred revenue (current and noncurrent)	(16,208)	(18,973)
Billings	$63,903	$60,430

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash provided by operating activities	$3,951	$5,170
Proceeds from shares issued in connection with employee stock purchase plan	680	290
Purchases of property and equipment	(2,927)	(1,840)
Proceeds from short-term payable financing	3,303	—
Payments on short-term payable financing	(3,722)	(3,804)
Adjusted free cash flow	$1,285	$(184)